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                                      EX-32
          SECTION 1350 CERTIFICATION OF JAMES DEOLDEN AND EDWARD DEESE

                           SECTION 1350 CERTIFICATION

In connection with the quarterly report of CalbaTech, Inc. ("Company") on Form 10-QSB/A for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 20, 2007               By: /s/ James DeOlden
                                           -----------------
                                               James DeOlden,
                                               Chief Executive Officer


Dated: November 20, 2007               By: /s/ Edward Deese
                                           ----------------
                                               Edward Deese,
                                               Chief Financial Officer